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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): September 29, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


       MISSOURI                        0-20600                   43-1311101
    (State or other               (Commission File            (I.R.S. Employer
    jurisdiction of                    Number)                 Identification
     organization)                                                 Number)


    3101 MCKELVEY ROAD
    ST. LOUIS, MISSOURI                                             63044
    (Address of principal executive offices)                      (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On September 30, 2005, Zoltek Companies, Inc. (the "Registrant") announced that it had entered into an agreement for the private placement of up to $50 million aggregate principal amount of 7.5% Senior Convertible Notes (the "Notes") pursuant to the terms of a Loan and Warrant Agreement, dated as of September 29, 2005, among the Registrant, the lenders parties thereto ("Lenders") and an administrative agent for the Lenders (the "Loan Agreement"). In addition, the Registrant announced that it had completed the first funding of $5.0 million under the Loan Agreement. A copy of the Loan Agreement is attached hereto as Exhibit 4.1.

                  Under the Loan Agreement, the Notes will be issued in up to four tranches, with the first tranche being for $5 million principal amount of Notes (the "First Tranche"), the second tranche for up to $15 million principal amount of Notes (the "Second Tranche"), the third tranche for up to $20 million principal amount of Notes (the "Third Tranche"), and the fourth tranche for up to $10 million principal amount of Notes (the "Fourth Tranche"). The closing of the funding of the First Tranche was completed on September 30, 2005, and closing of the Second Tranche is anticipated during October 2005. At its option, the Registrant may require the closing of the Third Tranche to occur at any time after the later to occur of (i) the effective date of the registration statement to be filed by the Registrant covering resale of the shares of the Registrant's common stock (the "Common Stock") issuable in connecton with First Tranche and the Second Tranche, and (ii) the 120th day following the closing of the First Tranche. At its option, the Registrant may require the closing of the Fourth Tranche to occur at any time after the later to occur of (i) the effective date of the registration statement to be filed by the Registrant covering resale of the Common Stock issuable in connecton with Third Tranche, and
(ii) the 120th day following the closing of the Third Tranche. In addition, the Lenders have an option, exercisable at any time prior to the one-year anniversary of the effective date of the registration statement filed by the Registrant covering resale of Common Stock with respect to the First Tranche, to require the closing of the Third Tranche and the Fourth Tranche.

                  The Notes, the form of which is attached hereto as Exhibit 4.2, are convertible into shares of Common Stock. The intial conversion price of the Notes to be issued in the First Tranche and the Second Tranche is $12.50 (subject to adjustment). The initial conversion price of the Notes to be issued in the Third Tranche and the Fourth Tranche will be equal to 100% and 110%, respectively, of the arithmetic average of the daily volume weighted average price of the Common Stock for the 10 trading days immediately preceding the closing date of the Third Tranche or the Fourth Tranche, as applicable. The Notes bear interest at the rate of 7.5% per annum, payable quarterly, and are due and payable upon the expiration of their 42-month term. The interest on the Notes may be paid in cash or, at the Registrant's option, in Common Stock if certain conditions are satisfied as set forth in the Notes. If the Company chooses to pay the interest in Common Stock, the price will be based on 90% of the average of the daily volume weighted average price for the 20 days prior to the interest payment date. The Notes will be secured by a pledge of certain real property and fixed assets associated with the operations of Zoltek Rt., the Registrant's Hungarian subsidiary

                  Pursuant to the Loan Agreement, the Company shall issue to the Lenders warrants to purchase additional shares of Common Stock representing 35% of the number of shares into which the Notes are convertible (the "Warrants"). The Warrants, the form of which are attached hereto as Exhibit 4.3, have five-year terms. The exercise price of the Warrants issued in the First Tranche and the Second Tranche will be $14.50 (subject to adjustment). The exercise price of the Warrant issued in the Third Tranche and the Fourth Tranche will be equal to 116% of the exercise price of the Notes issued in the Third Tranche and the Fourth Tranche, respectively.

                  The conversion prices of the Notes and the exercise prices of the Warrants are both subject to adjustment under certain circumstances, as set forth in the Notes and the Warrants. The number of shares of Common Stock issuable under the Notes and the Warrants are subject to the occurrences of certain events described therein such as the declaration by the Registrant of a stock dividend, a subdivision or combination of its outstanding shares of Common Stock, a reclassification of the outstanding securities of the Registrant (including due to reorganization of the Registrant itself) or the issuance of common equity securities at a price less than the applicable conversion or exercise price.

                  All of the Lenders are "accredited investors," as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the securities offered and sold in the private placement have not been

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registered under the Securities Act and were sold without registration in reliance upon the exemption from securities registration under both Rule 506 of Regulation D and Section 4(2) of the Securities Act. The Registrant has entered into a Registration Rights Agreement with the Lenders, a copy of which is attached hereto as Exhibit 4.4 ("Registration Rights Agreement"), pursuant to which the Lenders shall have the right to demand registration of the Common Stock and to participate in certain subsequent offerings of securities by the Registrant or other shareholders.

                  The foregoing summary of is qualified in its entirety by the Loan Agreement, Notes, Warrants, and the Registration Rights Agreement, and should be read in conjunction with, the copies of such documents attach hereto as exhibits.

                  On September 30, 2005, the Registrant issued a press release announcing that it had entered into the Loan Agreement and completed the initial funding of the First Tranche in the amount of $5.0 million. The text of this press release is attached hereto as Exhibit 99.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 3, 2005

                                        ZOLTEK COMPANIES, INC.



                                        By    /s/ Kevin Schott
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                                           Kevin Schott
                                           Chief Financial Officer




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                                EXHIBIT INDEX
Exhibit
Number                               Description
------                               -----------

 4.1 Loan and Warrant Agreement, dated as of September 29, 2005, among the Registrant, the Lenders and the Agent.
 4.2              Form of Note.
 4.3              Form of Warrant.
 4.4 Registration Rights Agreement, dated as of September 29, 2005, by and among the Registrant and the Lenders parties thereto.
 99.1             Press Release, dated September 30, 2005.






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